      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 2, 2000

                                                      REGISTRATION NO. 33-37402
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                       ----------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               APACHE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                                    NO. 41-0747868
   (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NUMBER)


                       2000 POST OAK BOULEVARD, SUITE 100
                            HOUSTON, TEXAS 77056-4400
                                 (713) 296-6000
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                               APACHE CORPORATION
                            1990 STOCK INCENTIVE PLAN

                            (FULL TITLES OF THE PLAN)

                                Z.S. KOBIASHVILI
                       VICE PRESIDENT AND GENERAL COUNSEL
                               APACHE CORPORATION
                       2000 POST OAK BOULEVARD, SUITE 100
                            HOUSTON, TEXAS 77056-4400
                                 (713) 296-6000
          (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

================================================================================

ITEM 8. EXHIBITS.

The following exhibits are filed herewith unless otherwise indicated:

EXHIBIT
NUMBER    DESCRIPTION OF EXHIBIT
-------   ----------------------

   4.1 Restated Certificate of Incorporation of Apache Corporation (incorporated by reference to Exhibit 99.1 to Apache's Current Report on Form 8-K, dated December 17, 1999, Commission File No. 1-4300)

   4.2 Bylaws of Apache Corporation, as amended July 14, 1999 (incorporated by reference to Exhibit 3.1 to Amendment No. 1 on Form 8-K/A to Apache's Current Report on Form 8-K, dated May 18, 1999, Commission File No. 1-4300)

   4.3 Form of Registrant's Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Apache's Annual Report on Form 10-K for the year ended December 31, 1995, Commission File No. 1-4300)

   4.4 Rights Agreement, dated January 31, 1996, between Apache and Norwest Bank Minnesota, N.A., rights agent (incorporated by reference to Exhibit (a) to Apache's Registration Statement on Form 8-A, dated January 24, 1996, Commission File No. 1-4300)

  *4.5 Apache Corporation 1990 Stock Incentive Plan, effective as of February 10, 2000

 **5.1 Opinion of legal counsel regarding legality of securities being registered

**23.1    Consent of Arthur Andersen & Co.

**23.4    Consent of legal counsel included in Exhibit 5.1

 *24.1 Power of Attorney included as part of the signature pages of this amendment.

-------------------
*   Filed herewith

**  Previously filed

                                   SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas.

                                      APACHE CORPORATION




Date:   February 29, 2000             By: /s/ Raymond Plank
                                          ------------------------------------
                                          Raymond Plank,
                                          Chairman and Chief Executive Officer


                                POWER OF ATTORNEY

The undersigned directors and officers of Apache Corporation do hereby constitute and appoint Raymond Plank, G. Steven Farris, Z. S. Kobiashvili and Roger B. Plank, and each of them, with full power of substitution, our true and lawful attorneys-in-fact to sign and execute, on behalf of the undersigned, any and all other post-effective amendments to this Registration Statement; and each of the undersigned does hereby ratify and confirm all that said attorneys-in-fact shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons, in the capacities and on the dates indicated.



SIGNATURE                               TITLE                                 DATE
---------                               -----                                 ----
/s/ Raymond Plank
--------------------------------        Chairman and Chief
Raymond Plank                           Executive Officer
                                        (Principal Executive Officer)         February 29, 2000


/s/ Roger B. Plank
--------------------------------        Vice President and Chief
Roger B. Plank                          Financial Officer
                                        (Principal Financial Officer)         February 29, 2000

/s/ Thomas L. Mitchell
--------------------------------        Vice President and
Thomas L. Mitchell                      Controller
                                        (Principal Accounting Officer)        February 29, 2000

SIGNATURE                               TITLE                                 DATE
---------                               -----                                 ----
/s/ Frederick M. Bohen
--------------------------------        Director
Frederick M. Bohen                                                            February 29, 2000


/s/ G. Steven Farris
--------------------------------        Director
G. Steven Farris                                                              February 29, 2000


/s/ Randolph M. Ferlic
--------------------------------        Director
Randolph M. Ferlic                                                            February 29, 2000


/s/ Eugene C. Fiedorek
--------------------------------        Director
Eugene C. Fiedorek                                                            February 29, 2000


/s/ A. D. Frazier, Jr.
--------------------------------        Director
A. D. Frazier, Jr.                                                            February 29, 2000


/s/ Stanley K. Hathaway
--------------------------------        Director
Stanley K. Hathaway                                                           February 29, 2000


/s/ John A. Kocur
--------------------------------        Director
John A. Kocur                                                                 February 29, 2000


/s/ George D. Lawrence Jr.
--------------------------------        Director
George D. Lawrence Jr.                                                        February 29, 2000


/s/ Mary Ralph Lowe
--------------------------------        Director
Mary Ralph Lowe                                                               February 29, 2000


/s/ F. H. Merelli
--------------------------------        Director
F. H. Merelli                                                                 February 29, 2000


/s/ Rodman D. Patton
--------------------------------        Director
Rodman D. Patton                                                              February 23, 2000


/s/ Joseph A. Rice
--------------------------------        Director
Joseph A. Rice                                                                February 29, 2000

INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
-------           ----------------------
   4.1            Restated Certificate of Incorporation of Apache Corporation
                  (incorporated by reference to Exhibit 99.1 to Apache's Current
                  Report on Form 8-K, dated December 17, 1999, Commission File
                  No. 1-4300)

   4.2            Bylaws of Apache Corporation, as amended July 14, 1999
                  (incorporated by reference to Exhibit 3.1 to Amendment No. 1 on Form 8-K/A to Apache's Current Report on Form 8-K, dated
                  May 18, 1999, Commission File No. 1-4300)

   4.3 Form of Registrant's Common Stock Certificate (incorporated by reference to Exhibit 4.1 to Apache's Annual Report on Form
                  10-K for the year ended December 31, 1995, Commission File No.
                  1-4300)

   4.4            Rights Agreement, dated January 31, 1996, between Apache and
                  Norwest Bank Minnesota, N.A., rights agent (incorporated by reference to Exhibit (a) to Apache's Registration Statement on
                  Form 8-A, dated January 24, 1996, Commission File No. 1-4300)

  *4.5            Apache Corporation 1990 Stock Incentive Plan, effective as of
                  February 10, 2000

 **5.1 Opinion of legal counsel regarding legality of securities being registered

**23.1            Consent of Arthur Andersen & Co.

**23.4            Consent of legal counsel included in Exhibit 5.1

 *24.1 Power of Attorney included as part of the signature pages of this amendment.

-------------------
*  Filed herewith

** Previously filed